UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 9, 2018

The Joint Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36724	90-0544160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16767 N. Perimeter Drive, Suite 240 Scottsdale, AZ 85260
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:
(480) 245-5960

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2018, The Joint Corp. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2018. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)        Appointment of Certain Officers

Effective August 7, 2018, the Company’s board of directors appointed Peter D. Holt to serve as interim principal financial officer for SEC reporting purposes until the Company completes its search for a replacement Chief Financial Officer.  John Meloun’s resignation as the Company’s Chief Financial Officer, effective on July 20, 2018, was previously announced in a Form 8-K filed on June 21, 2018.

Mr. Holt, age 59, has served as the Company’s President and Chief Executive Officer since January 2017 and as a director since August 2016.  Mr. Holt previously served as the Company’s Chief Executive Officer from August 2016, acting Chief Executive Officer from June 2016, and Chief Operating Officer from April 2016.  As previously reported, Mr. Holt has had extensive operational experience in senior management with companies that have multiple store locations and franchises. Immediately prior to his employment by the Company, he served as President and CEO of Tasti D-Lite LLC, a retailer of lower-fat dairy desserts, from 2013 until Tasti D-Lite was purchased by Kahala Brands in June of 2015.  Additional biographical and other information regarding Mr. Holt is set forth in the Company's Proxy Statement in respect of its 2018 Annual Meeting, filed with the SEC on April 27, 2018.

There are no family relationships between Mr. Holt and any director or executive officer of the Company, no arrangements or understandings with any person relating to Mr. Holt's appointment as interim principal financial officer of the Company, and no related party transactions between the Company and Mr. Holt.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2018, the Company’s board of directors (the “Board”) amended and restated the Company’s bylaws to implement proxy access, enabling the Company’s stockholders to nominate and include in the Company’s proxy materials their nominees for director.  The Second Amended and Restated Bylaws (the “Restated Bylaws”) became effective immediately.

The Board implemented proxy access by adding Section 2.3, which permits a stockholder or group of up to 20 stockholders owning at least 3% of the voting power of the issued and outstanding shares of the Company’s stock entitled to vote in the election of directors to nominate and include in the Company’s proxy materials for an annual meeting of stockholders director candidates constituting no more than 20% of the Board.

The process is subject to eligibility, procedural and disclosure requirements set forth in the Restated Bylaws, including the requirements that the nominating stockholder or group must have owned their Company shares continuously for at least three years and that proxy access notice must be delivered to the Company not less than 120 days nor more than 150 days before the anniversary of the date that the Company first distributed its proxy statement to stockholders for the previous year’s annual meeting of stockholders. Section 2.3 also includes requirements that all director nominees and nominating shareholder(s) provide certain information, representations and agreements to the Company.

The Restated Bylaws include conforming revisions to the annual meetings, special meetings and other provisions in Article 2.

The foregoing is only a summary of the proxy access provisions of the Restated Bylaws and is qualified in its entirety by reference to the Second Amended and Restated Bylaws, which are filed as Exhibit 3(ii).1 to this current report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Joint Corp (the “Company”) is posting an earnings presentation to its website at https://ir.thejoint.com/.  A copy of the earnings presentation is being furnished herewith as Exhibit 99.2. The Company will use the earnings presentation during its earnings conference call on August 9, 2018 and also may use the earnings presentation from time to time in conversations with analysts, investors and others.

The presentation is furnished by the Company pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The information contained in Exhibit 99.2 is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”). The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01. Financial Statements and Exhibits.

      (d)  Exhibits

Exhibit Number	Description

3(ii).1	Second Amended and Restated Bylaws of The Joint Corp.
99.1	Press Release dated August 9, 2018.
99.2	The Joint Corp Earnings Presentation, August 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Joint Corp.

Date: August 9, 2018	By:	/s/ Peter D. Holt
Name: Peter D. Holt
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3(ii).1	Second Amended and Restated Bylaws of The Joint Corp.
99.1	Press Release dated August 9, 2018.
99.2	The Joint Corp Earnings Presentation, August 2018.